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                                                                    EXHIBIT 99.1

                      Warburg, Pincus Equity Partners, L.P.
               Warburg, Pincus Netherlands Equity Partners I, C.V.
              Warburg, Pincus Netherlands Equity Partners II, C.V.
              Warburg, Pincus Netherlands Equity Partners III, C.V.
                              466 Lexington Avenue
                               New York, NY 10017


                                         January 30, 2003


Avaya Inc.
211 Mount Airy Road
Basking Ridge, NJ. 07920


            Re: EXCHANGE OFFER FOR AVAYA LYONS


Ladies & Gentlemen:

                  Reference is made to the Backstop Agreement, dated as of December 23, 2002, as amended January 13, 2003 (the "Agreement"), by and among Avaya Inc. ("Avaya") and the Investors signatories thereto. Capitalized terms used but not defined in this letter shall have the meanings ascribed thereto in the Agreement.

                  The Investors hereby waive their right under Section 3.01(b) of the Agreement to receive any Series D Warrants at the Subsequent Closing. In consideration of this waiver, Avaya hereby agrees that the Investor Cash Amount shall be $17,596,190.50. Accordingly, the Investors hereby agree to promptly transfer such Investor Cash Amount to the Exchange Agent.

                  Further, in connection with the Closing of the Exchange Offer on and as of the date hereof, the Investors and Avaya desire to confirm the application of the provisions of the Agreement as set forth below.

         1. The Market Value of a share of Common Stock is $2.7356.

         2. Pursuant to Section 3.01(c)(i)(A) of the Agreement, effective as of February 12, 2003, the Exercise Price of the Series A Warrants shall be reduced to $0.01.

         3. Notwithstanding Section 3.01(c)(i)(A), no adjustment to the Exercise Price of the Series B Warrants shall be made.

         4. As contemplated by the last sentence of Section 3.01(c)(i) of the Agreement, no adjustment to the number of shares of Common Stock that may be purchased upon exercise of the Series A Warrants and the Series B Warrants shall be made.

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         5. Pursuant to Section 3.02 of the Agreement, at the Subsequent
            Closing, the Investors shall exercise for cash a portion of the Series A Warrants to purchase an aggregate of 5,581,101 shares of Common Stock for aggregate cash consideration of $55,811.01.

         6. Pursuant to Section 3.03 of the Agreement, at the Subsequent Closing, the Investors shall convert all LYONs acquired by them into an aggregate of 1,588,548 shares of Common Stock.

         7. Pursuant to Section 5.03 of the LYONs Indenture, Avaya shall pay to the Investors an amount equal to $2.53, in lieu of issuing a fractional share of Common Stock upon conversion of the LYONs acquired by the Investors.

         Please indicate your agreement by countersigning this letter where indicated below.

                            [Signature pages follow]


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                                    Very truly yours,

                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                    By: WARBURG PINCUS & CO.
                                        Its General Partner

                                            By: /s/ Scott A. Arenare
                                                --------------------
                                            Name: Scott A. Arenare
                                            Title:  Partner

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS I, C.V.

                                    By:  WARBURG PINCUS & CO.
                                         Its General Partner

                                            By: /s/ Scott A. Arenare
                                                --------------------
                                            Name: Scott A. Arenare
                                            Title:  Partner

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS II, C.V.

                                    By:  WARBURG PINCUS & CO.
                                         Its General Partner

                                            By: /s/ Scott A. Arenare
                                                --------------------
                                            Name: Scott A. Arenare
                                            Title:  Partner

                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS III, C.V.

                                    By:  WARBURG, PINCUS & CO.
                                         Its General Partner

                                            By /s/ Scott A. Arenare
                                               --------------------
                                            Name:  Scott A. Arenare
                                            Title:  Partner



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Agreed and accepted as of the date hereof:

AVAYA INC.

By: /s/ Rhonda L. Seegal
    --------------------
Name:  Rhonda L. Seegal
Title:  Vice President and Treasurer